UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒          Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

Zscaler, Inc.
(Name of Registrant as Specified In Its Charter)

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 Your Vote Counts!  ZSCALER, INC. 120 HOLGER WAY  SAN JOSE, CALIFORNIA 95134  ZSCALER, INC.  2023 Annual Meeting  Vote by January 4, 2024  11:59 PM ET  You invested in ZSCALER, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy material for the stockholder meeting to be held on January 5, 2024.  Get informed before you vote  View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by  requesting prior to December 22, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  January 5, 2024  1:00 p.m., Pacific Time  Virtually at: www.virtualshareholdermeeting.com/ZS2023  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  V1.2  For complete information and to vote, visit www.ProxyVote.com  Control #  V26056-P01252

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  Voting Items  Board Recommends  To elect one Class III Director to hold office until the 2026 Annual Meeting of Stockholders or until their successor is elected and qualified, subject to their earlier death, resignation or removal.  Nominee:  Jay Chaudhry  For  2. To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2024.  For  3. To approve on a non-binding, advisory basis, the compensation of our named executive officers.  For  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  V26057-P01252